Other operating (expenses) income	12 Months Ended
Dec. 31, 2022
Other operating (expenses) income
Other operating (expenses) income

28.Other operating (expenses) income

	2022	2021	2020
Expense for legal provisions	(516,288)	(650,926)	(139,978)
Loss on sale of assets (1)	(86,954)	(123,342)	(263,647)
Impairment loss of current assets	(101,871)	(83,773)	(34,416)
Gain on revaluation of assets in Guajira association (2)	—	—	1,284,372
Gain on acquisition of participations and interests (2)	—	—	86,026
Gain on loss of control in subsidiaries (3)	—	—	65,695
Other income (4)	149,258	785,297	120,114
	(555,855)	(72,744)	1,118,166
(1)

It mainly corresponds to the end of Rygberg’s association contract in Ecopetrol America, and the profit on the sale of the total participation of Ecopetrol S.A. in the Casanare, Estero, Garcero, Orocué and Corocora Association (CEGOC). This sale of fields was made to its partner Perenco Oil and Gas Colombia.

(2)

Results in the acquisition of Guajira in 2020: Ecopetrol S.A. $1,284,372 and Hocol $86,026. For Ecopetrol S.A. it corresponds to the revaluation of the assets that it already had in the Guajira association and for Hocol it corresponds to the Bargain obtained from the acquisition of the 43% stake.

(3)

Recognition in 2020 of the disposal of net assets due to the loss of control due to the opening of the judicial liquidation process of Bioenergy S.A.S. and Bioenergy Zona Franca S.A.S. $65,570 and liquidation process of ECP Oil and Gas Germany GmbH COP$125.

(4)

For 2021, it mainly corresponds to the compensation received by Cenit Transporte y Logística de Hidrocarburos and Oleoducto Bicentenario de Colombia, because of the approval of the conciliation agreement with the Frontera Group.